Exhibit 10.8

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT, dated as of April 8, 2016 (this “Agreement”), to the Amended and Restated Credit Agreement (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) dated as of May 18, 2015, among Apple Hospitality REIT, Inc., a Virginia corporation (the “Borrower”), certain subsidiaries of the Borrower from time to time party thereto, as Guarantors, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS, the Borrower has requested that the Credit Agreement be modified as herein set forth; and
WHEREAS, the Administrative Agent, the Lenders party hereto and the Administrative Agent have agreed to modify the Credit Agreement as herein set forth solely upon the terms and conditions provided for in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.          Amendments to Credit Agreement.
1.1                    Definition of Permitted Pari Passu Encumbrances. The definition of Permitted Pari Passu Encumbrances in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Permitted Pari Passu Encumbrances” means encumbrances that are contained in documentation evidencing or governing Pari Passu Obligations which encumbrances are the result of (i) limitations on the ability of a Loan Party or any of its Subsidiaries to transfer or encumber property which limitations, taken as a whole, are substantially the same as or less restrictive than those contained in this Agreement or (ii) any requirement that Pari Passu Obligations be secured on an “equal and ratable basis” to the extent that the Obligations are secured.
1.2                    Section 7.09(iii) of the Credit Agreement.  Section 7.09(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person, other than Permitted Pari Passu Encumbrances, provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.03(b) or Section 7.03(c) solely to the extent any such negative pledge relates to property financed by or the subject of such Indebtedness
SECTION 2.          Conditions of Effectiveness.  This Agreement shall not become effective until the date on which the Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by each of the Loan Parties, the Administrative Agent and the Required Lenders.
SECTION 3.          Representations and Warranties.  Each of the Loan Parties reaffirms and restates the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects on the date hereof with the same force and effect as if made on such date (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification).  Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:
(a) it has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;
(b) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement, except for filings for reporting purposes required under applicable securities laws;
(c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity;
(d) no Default shall exist or would result from the consummation of the transactions contemplated by this Agreement; and
(e) the execution, delivery and performance by it of this Agreement will not (i) contravene the terms of any of its Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law.
SECTION 4.          Affirmation of Guarantors.  Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.
SECTION 5.          Costs and Expenses.  The Loan Parties acknowledge and agree that their payment obligations set forth in Section 11.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not any Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.
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SECTION 6.          Ratification.
(a)          The Credit Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties.  Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, other than payment in full, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by this Agreement, and the other Loan Documents.
(b)          This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent, any L/C Issuer or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, any L/C Issuer or any Lender may now have or have in the future against any Person under or in connection with the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 7.          Modifications.  Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 8.          References.  The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.
SECTION 9.          Counterparts.  This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.
SECTION 10.          Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 11.          Severability.  If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.
SECTION 12.          Governing Law.  THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND
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THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 13.          Headings.  Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the undersigned Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

APPLE HOSPITALITY REIT, INC.,
a Virginia corporation

By:  /s/ David Buckley
Name: David Buckley
Title: Executive Vice President

GUARANTORS:

APPLE REIT SEVEN, INC.
APPLE SEVEN HOSPITALITY, INC.
APPLE SEVEN HOSPITALITY MANAGEMENT, INC.
APPLE SEVEN HOSPITALITY OWNERSHIP, INC.
APPLE SEVEN TEXAS GP, INC.
APPLE SEVEN TEXAS LP, INC.
APPLE SEVEN SERVICES LAKELAND, INC.
APPLE SEVEN SERVICES OMAHA CY, INC.
APPLE SEVEN SERVICES PROVO-SAN DIEGO, INC.
APPLE SEVEN SERVICES SAN DIEGO, INC.
APPLE SEVEN SERVICES TALLAHASSEE, INC.
APPLE SEVEN SPE OMAHA CY, INC.
APPLE SEVEN SPE PROVO-SAN DIEGO, INC.
APPLE SEVEN MANAGEMENT SERVICES GP, INC.
APPLE SEVEN MANAGEMENT SERVICES LP, INC.
APPLE SEVEN SPE RICHMOND, INC.
APPLE SEVEN SERVICES RICHMOND, INC.,
each a Virginia corporation

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

APPLE REIT EIGHT, INC.
APPLE EIGHT HOSPITALITY, INC.
APPLE EIGHT HOSPITALITY MANAGEMENT, INC.
APPLE EIGHT HOSPITALITY MASSACHUSETTS, INC.
APPLE EIGHT HOSPITALITY MASSACHUSETTS SERVICES, INC
APPLE EIGHT HOSPITALITY OWNERSHIP, INC.
APPLE EIGHT NC GP, INC.
APPLE EIGHT NC LP, INC.
APPLE EIGHT SPE OVERLAND PARK, INC.
APPLE EIGHT SERVICES OVERLAND PARK, INC.,
each a Virginia corporation

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

APPLE NINE HOSPITALITY, INC.
APPLE NINE HOSPITALITY MANAGEMENT, INC.
APPLE NINE HOSPITALITY OWNERSHIP, INC.
APPLE NINE HOSPITALITY TEXAS SERVICES, INC.
APPLE NINE HOSPITALITY TEXAS SERVICES II, INC.
APPLE NINE HOSPITALITY TEXAS SERVICES III, INC.
APPLE NINE NC GP, INC.
APPLE NINE NC LP, INC.
APPLE NINE PENNSYLVANIA, INC.
APPLE NINE HOSPITALITY TEXAS SERVICES IV, INC.,
each a Virginia corporation

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

APPLE NINE ILLINOIS, LLC,
a Virginia limited liability company

By:  APPLE NINE HOSPITALITY OWNERSHIP,
INC., a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

APPLE NINE LOUISIANA, LLC,
a Virginia limited liability company

By:  APPLE NINE HOSPITALITY OWNERSHIP,
INC., a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

APPLE NINE MISSOURI, LLC,
a Virginia limited liability company

By:  APPLE NINE HOSPITALITY OWNERSHIP,
INC., a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

APPLE NINE NORTH CAROLINA, L.P.,
a Virginia limited partnership

By:  APPLE NINE NC GP, INC., a Virginia corporation
General Partner

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

APPLE NINE OKLAHOMA, LLC,
a Virginia limited liability company

By:  APPLE HOSPITALITY REIT, INC., a Virginia
          corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

APPLE NINE PENNSYLVANIA BUSINESS TRUST,
a Pennsylvania Business Trust

By: APPLE NINE PENNSYLVANIA, INC.
a Virginia corporation
Sole Trustee

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

SUNBELT-CAL, LLC,
an Alabama limited liability company

By:  APPLE NINE HOSPITALITY OWNERSHIP,
INC., a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

SUNBELT-CJT, LLC,
an Alabama limited liability company

By:  APPLE NINE HOSPITALITY OWNERSHIP,
INC., a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

SUNBELT-CTY, LLC,
an Alabama limited liability company

By:  APPLE NINE HOSPITALITY OWNERSHIP,
INC., a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

SUNBELT-GDA, LLC,
an Alabama limited liability company

By:  APPLE NINE HOSPITALITY OWNERSHIP,
INC., a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

SUNBELT-RAG, L.L.C.,
an Alabama limited liability company

By:  APPLE NINE HOSPITALITY OWNERSHIP,
INC., a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

SUNBELT-RHM, L.L.C.,
an Alabama limited liability company

By:  APPLE NINE HOSPITALITY OWNERSHIP,
INC., a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

SUNBELT-RPC, L.L.C.,
a Florida limited liability company

By:  APPLE NINE HOSPITALITY OWNERSHIP,
INC., a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

SUNBELT-SLL, LLC,
an Alabama limited liability company

By: APPLE NINE LOUISIANA, LLC,
a Virginia limited liability company
Managing Member

By:  APPLE NINE HOSPITALITY OWNERSHIP,
INC., a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

APPLE EIGHT HOSPITALITY MIDWEST, LLC,
a Virginia limited liability company

By:  APPLE EIGHT HOSPITALITY OWNERSHIP, INC., a Virginia corporation
Sole Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

APPLE EIGHT NORTH CAROLINA, L.P.,
a Virginia limited partnership

By:  APPLE EIGHT NC GP, INC., a Virginia
corporation
General Partner

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

APPLE EIGHT HOSPITALITY TEXAS, LLC,
a Virginia limited liability company

By:  APPLE EIGHT HOSPITALITY OWNERSHIP, INC., a Virginia corporation
Sole Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

APPLE EIGHT HOSPITALITY TEXAS
 SERVICES, LLC,
a Virginia limited liability company

By:  APPLE EIGHT HOSPITALITY MANAGEMENT, INC., a Virginia corporation
Sole Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

APPLE SEVEN HOSPITALITY TEXAS, L.P.,
a Virginia limited partnership

By:  APPLE SEVEN TEXAS GP, INC., a Virginia corporation
General Partner

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

APPLE SEVEN SERVICES, LLC,
a Virginia limited liability company

By:  APPLE SEVEN MANAGEMENT SERVICES GP, INC., a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

APPLE SEVEN SERVICES II, LLC,
a Virginia limited liability company

By:  APPLE SEVEN MANAGEMENT SERVICES GP, INC., a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

APPLE SEVEN SERVICES SOUTHEAST, L.P.,
a Virginia limited partnership

By:  APPLE SEVEN MANAGEMENT SERVICES GP, INC., a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

BLUMBERG-DOTHAN MOTEL, L.L.C.,
an Alabama limited liability company

By:  APPLE SEVEN HOSPITALITY
OWNERSHIP, INC., a Virginia corporation
Sole Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

SHS VANCOUVER, LLC,
a Washington limited liability company

By:  APPLE SEVEN HOSPITALITY
OWNERSHIP, INC., a Virginia corporation
Sole Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

SUNBELT-CTR, L.L.C.,
an Alabama limited liability company

By:  APPLE SEVEN HOSPITALITY
OWNERSHIP, INC., a Virginia corporation
Sole Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

SUNBELT-COLUMBUS, L.L.C.,
an Alabama limited liability company

By:  APPLE SEVEN HOSPITALITY
OWNERSHIP, INC., a Virginia corporation
Sole Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

SUNBELT-RDA, LLC,
an Alabama limited liability company

By:  APPLE SEVEN HOSPITALITY
OWNERSHIP, INC., a Virginia corporation
Sole Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

SUNBELT-SCG, L.L.C.,
an Alabama limited liability company

By:  APPLE SEVEN HOSPITALITY
OWNERSHIP, INC., a Virginia corporation
Sole Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

SUNBELT-TCG, L.L.C.,
an Alabama limited liability company

By:  APPLE SEVEN HOSPITALITY
OWNERSHIP, INC., a Virginia corporation
Sole Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

SUNBELT-THA, LLC,
an Alabama limited liability company

By:  APPLE SEVEN HOSPITALITY
OWNERSHIP, INC., a Virginia corporation
Sole Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

APPLE EIGHT OVERLAND PARK, LLC
a Virginia limited liability company

By:  APPLE EIGHT SPE OVERLAND PARK, INC.,
 a Virginia corporation
Managing Member

By:  /s/ David Buckley
Name: David Buckley
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:  /s/ Paley Chen
Name: Paley Chen
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and Swing Line Lender

By:  /s/ John Sletten
Name: John Sletten
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By: /s/ Andrew D Stickney
Name: Andrew D Stickney
Title: Sr. Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Anand J. Jobanputra
Name: Anand J. Jobanputra
Title: Senior Vice President, Hospitality Finance Group

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Lori Y. Jensen
Name: Lori Y. Jensen
Title: Senior Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

CITIBANK, N.A., as a Lender

By: /s/ Michael Chlopak
Name: Michael Chlopak
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

REGIONS BANK, as a Lender

By:  /s/ Ghi S. Gavin
Name: Ghi S. Gavin
Title: Senior Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:  /s/ Anthony Ottavino
Name: Anthony Ottavino
Title: Director

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:  /s/ Brad Bowen
Name: Brad Bowen
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

THE HUNTINGTON NATIONAL BANK, as a Lender

By: /s/ Florentina Djulvezan
Name: Florentina Djulvezan
Title: Assistant Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Katie Chowdhry
Name: Katie Chowdhry
Title: Vice President

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Hideo Notsu
Name: Hideo Notsu
Title: Executive Director

Signature Page to First Amendment to Apple Hospitality REIT A&R Credit Agreement